SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 15, 1999

                                  NAC Re Corp.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                         0-13891                13-3297840
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
            INCORPORATION)                                   IDENTIFICATION NO.)

        One Greenwich Plaza, CT                       06836-2568
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

        Registrant's telephone number, including area code (203) 622-5200

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.       Other Events.

           NAC Re Corp. ("NAC") and XL Capital Ltd. ("XL") have entered into an Agreement and Plan of Merger dated as of February 15, 1999 (the "Merger Agreement"). In connection with the Merger Agreement, XL has entered into a Stock Option Agreement dated February 15, 1999 with NAC. Each of these agreements is filed herewith as an exhibit and is incorporated herein by reference.

           NAC and XL have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (a) The following exhibits are filed with this report:

Exhibit Number                                                   Description

   2 Agreement and Plan of Merger dated as of February 15, 1999 between NAC and XL

99.1     Stock Option Agreement dated as of February 15, 1999 between NAC and XL

99.2     Press Release of NAC and XL issued February 15, 1999


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                                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NAC RE CORP.


                                      By: /s/ Richard H. Miller
                                          -----------------------------
                                         Name: Richard H. Miller
                                         Title: Vice President, Chief
                                                Financial Officer and Treasurer


Dated:  February 18, 1999


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                                            EXHIBIT INDEX


Exhibit Number                                                   Description

   2 Agreement and Plan of Merger dated as of February 15, 1999 between NAC and XL

   99.1  Stock Option Agreement dated as of February 15, 1999 between NAC and XL

   99.2  Press Release of NAC and XL issued February 15, 1999